[State Street Research Logo]

State Street Research
Exchange Fund

Annual Report
December 31, 1995

[Graphic of man walking up hill, at night, towards the stars]


What's Inside

From the Chairman:
1995: An outstanding
year for investors

Portfolio Manager's Review:
Strong stock market
propelled the Fund

Fund Information:
Facts and figures
Plus, Complete Portfolio Holdings and Financial Statements

FROM THE CHAIRMAN

[Picture of Ralph F. Verni]

To our Shareholders
We have reluctantly bid farewell to 1995, an outstanding year for most of our investors. Stocks and bonds achieved their best results in many years. 1995 offered a uniquely positive combination of moderate economic growth, low inflation, falling interest rates, and strong corporate profits.

Looking ahead

We are cautiously optimistic about 1996. There are several positive signs. Inflation and interest rates remain low and the economy may be able to sustain modest growth. On January 31, the Federal Reserve lowered short-term interest rates by one-quarter point. This was the Fed's second interest rate cut in less than two months.

Benefits of professional management

1996 may be a year in which the benefits of professional management will be more evident than ever. It can be reassuring to know that an experienced portfolio manager is working on your behalf, paying close attention to market conditions and economic indicators. We appreciate your trust.

Top-rated service

We work extremely hard to provide the highest-quality service to shareholders. Recently, State Street Research received two prestigious awards from Dalbar, an organization that rates mutual fund companies for their service. We were one of only seven firms to receive the Dalbar Quality Tested Service Seal, which recognizes leaders in all key service areas. Dalbar also awarded us Dalbar Key Honors, recognizing our service quality in written and telephone communications to shareholders.

Best wishes for a successful 1996.
Sincerely,
[Signature of Ralph F. Verni]
Ralph F. Verni
Chairman
January 31, 1996

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged. Direct investment in the index is not possible; results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.

Fund Information (all data are for periods ended December 31, 1995)

Total value of $10,000 invested on January 1, 1986 (2)

[Mountain Chart Data]

1/1/86  10000
12/86   11687
12/87   12348
12/88   14554
12/89   19517
12/90   18244
12/91   23713
12/92   25313
12/93   26549
12/94   27462
12/95   36921


SEC Average Annual Compound Rates
of Return(3)

 Life of Fund
    (since          10
  12/17/76)       Years     5 Years   1 Year
   +13.16%        +13.95%   +15.14%   +34.44%

Cumulative Total Returns(3,4)
 Life of Fund
    (since
  12/17/76)      10 Years   5 Years   1 Year
   +954.42%      +269.21%   +102.37%  +34.44%

Top 5 Industry Positions
(by percentage of net assets)

Oil               8.8%
Food and
 beverage         8.3%
Drugs             7.7%
Chemicals         7.5%
Aerospace         7.0%

Total: 39.3%

PORTFOLIO MANAGER'S REVIEW

[Picture of Kennard "Pete" Woodworth]
Kennard "Pete"
Woodworth
Portfolio Manager

1995 was an outstanding year for the stock market, and Exchange Fund shared in this good fortune. For the 12 months ended December 31, 1995, the Fund provided a total return of +34.44%. The average total return for 3,131 equity funds tracked by Lipper Analytical Services was +24.82%. The Standard & Poor's 500 Index provided a return of +37.53%.(1)

We were very satisfied with Exchange Fund's performance in 1995.
Large-capitalization, quality stocks--the same type of stocks that make up much of the Fund's portfolio--generally led the market in the past year. Merger and acquisition activity also helped stocks' performance.

Exchange Fund's performance benefited from positions in several key areas. Health-care stocks came back to life after two years of disappointment. Technology stocks enjoyed their second year of strong performance. Oil and aerospace stocks also performed quite well for the portfolio. Utilities and insurance stocks underperformed.

Emphasis on income

We pay careful attention to the income provided by the Fund through its quarterly dividends. We increased the quarterly dividend in 1995 from 60 cents to 70 cents per share. For the year, the Fund paid $3.80 per share in dividends--the same amount as in 1994. We will continue to look for ways to sustain an attractive level of dividend income.

Changes to the portfolio

We did not make any major shifts in portfolio structure. We sold two long-term holdings--Kimberly Clark, the personal care company, and Citizens Utilities, a telephone and cable television provider--because of increased competition and unfavorable prospects in their primary businesses.

We added to positions in chemicals and retail stocks with mixed results. One timely addition was Monsanto, a chemicals leader that introduced a number of new products after years of research. We were disappointed by the performance of Toys 'R Us, a position we increased significantly. Toys 'R Us suffered from lower profits in the competitive retail environment.

1995 realized capital gains

In 1995, Exchange Fund realized taxable net long-term capital gains of $11,627,351. Federal capital gains taxes of $4,069,573 were paid on behalf of the Fund's shareholders. The balance was retained by the Fund.

In late January you received a 1995 IRS Form 2439. On your 1995 income tax return, you should take a tax credit of $4.6373 per share and increase the cost basis of your Fund shares by $8.6121 per share.

Outlook

Overall, we believe the prospects are favorable for Exchange Fund. There may be uncertainty about stock market leadership in 1996, and Exchange Fund's quality portfolio can be a reassuring approach in such a market. In addition, interest rates and inflation remain low, which is favorable for stocks.

December 31, 1995

Top 10 Holdings
(by percentage of net assets)

1 Johnson & Johnson Health-care products company 5.0%

2 Raytheon Aerospace/defense firm 4.8%

3 Coca-Cola Beverage giant 3.8%

4 Merck Pharmaceuticals company 3.3%

5 Mobil Oil company 3.3%

6 General Electric Electrical equipment leader 3.2%

7 Capital Cities/ABC Media giant 3.1%

8 Exxon Oil company 2.9%

9 Hewlett-Packard Electronic equipment company 2.9%

10 General Re Reinsurance company 2.7%

These securities represent an aggregate of 35.0% of net assets. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1 through December 31, 1995)

Best [Graphic up arrow]

Johnson & Johnson
Health-care company provided strong earnings gains, new products

Raytheon
Strong earnings for aerospace company

Merck
New products and higher earnings for pharmaceuticals company

Worst [Graphic down arrow]

Dun & Bradstreet
Disappointing earnings for publisher

Toys 'R Us
Competitive retail environment hurt profits

Office Depot
Competitive computer market caused stock price to slide

STATE STREET RESEARCH EXCHANGE FUND

Investment Portfolio
December 31, 1995

                                                        Value
                                         Shares       (Note 1)
Common Stocks 100.5%
Basic Industries 17.0%
Chemical 7.5%
Ciba-Geigy AG ADR                         86,900    $  3,823,600
Dow Chemical Co.                          60,000       4,222,500
E.I. du Pont de Nemours and Co.           68,500       4,786,438
Monsanto Co.                              38,700       4,740,750
                                                     -----------
                                                      17,573,288
                                                     -----------
Electrical Equipment 4.2%
General Electric Co.                     104,311       7,510,392
General Signal Corp.                      70,372       2,278,293
                                                     -----------
                                                       9,788,685
                                                     -----------
Forest Product 0.8%
Georgia-Pacific Corp.                     26,251       1,801,475
Machinery 3.2%
Caterpillar, Inc.                         58,400       3,431,000
Millipore Corp.                           99,400       4,087,825
                                                     -----------
                                                       7,518,825
                                                     -----------
Metal & Mining 1.3%
Nucor Corp.                               51,600       2,947,650
                                                     -----------
Total Basic Industries                                39,629,923
                                                     -----------
Consumer Cyclical 10.2%
Hotel & Restaurant 0.4%
Darden Restaurants, Inc.                  69,200         821,750
                                                     -----------
Recreation 5.8%
Capital Cities/ABC, Inc.                  59,356       7,323,046
Walt Disney Co.                           50,000       2,950,000
Tele-Communications, Inc. Cl. A*         127,597       2,535,990
Tele-Communications, Inc. Liberty
  Media Group Cl. A*                      31,899         857,286
                                                     -----------
                                                      13,666,322
                                                     -----------
Retail Trade 4.0%
Dayton Hudson Corp.                       50,184       3,763,800
Office Depot, Inc.*                       46,600         920,350
Toys 'R Us, Inc.*                         98,800       2,148,900
Wal-Mart Stores, Inc.                    111,600       2,497,050
                                                     -----------
                                                       9,330,100
                                                     -----------
Total Consumer Cyclical                               23,818,172
                                                     -----------
Consumer Staple 28.6%
Drug 7.7%
American Home Products Corp.              51,736    $  5,018,392
Merck & Co., Inc.                        117,259       7,709,779
Pfizer, Inc.                              83,800       5,279,400
                                                     -----------
                                                      18,007,571
                                                     -----------
Food & Beverage 8.3%
Coca-Cola Co.                            118,056       8,765,658
Anheuser-Busch, Inc.                      56,300       3,765,063
Campbell Soup Co.                         48,800       2,928,000
General Mills, Inc.                       69,200       3,996,300
                                                     -----------
                                                      19,455,021
                                                     -----------
Hospital Supply 5.6%
Columbia/HCA Healthcare Corp.             24,700       1,253,525
Johnson & Johnson                        136,496      11,687,470
                                                     -----------
                                                      12,940,995
                                                     -----------
Personal Care 4.8%
Gillette Co.                             118,200       6,161,175
Procter & Gamble Co.                      61,600       5,112,800
                                                     -----------
                                                      11,273,975
                                                     -----------
Tobacco 2.2%
Philip Morris Companies, Inc.             56,000       5,068,000
                                                     -----------
Total Consumer Staple                                 66,745,562
                                                     -----------
Energy 11.2%
Oil 8.8%
Amoco Corp.                               71,032       5,105,425
Exxon Corp.                               85,068       6,816,074
Mobil Corp.                               68,400       7,660,800
Union Pacific Resources Group, Inc.       43,900       1,113,962
                                                     -----------
                                                      20,696,261
                                                     -----------
Oil Service 2.4%
Halliburton Co.                           35,012       1,772,482
Schlumberger Ltd.                         54,619       3,782,366
                                                     -----------
                                                       5,554,848
                                                     -----------
Total Energy                                          26,251,109
                                                     -----------
Finance 9.9%
Bank 2.2%
Banc One Corp.                            50,820       1,918,455
                                                     -----------
BankAmerica Corp.                         49,300       3,192,175
                                                     -----------
                                                       5,110,630
                                                     -----------

The accompanying notes are an integral part of the financial statements

                                      3

STATE STREET RESEARCH EXCHANGE FUND

Financial Service 4.0%
American Express Co.                     141,591    $  5,858,328
Federal National Mortgage Association     27,600       3,425,850
                                                     -----------
                                                       9,284,178
                                                     -----------
Insurance 3.7%
Equitable Companies, Inc.                 95,000       2,280,000
General Re Corp.                          40,941       6,345,855
                                                     -----------
                                                       8,625,855
                                                     -----------
Total Finance                                         23,020,663
                                                     -----------
Science & Technology 21.3%
Aerospace 7.0%
Boeing Co.                                65,900       5,164,912
Raytheon Co.                             235,400      11,122,650
                                                     -----------
                                                      16,287,562
                                                     -----------
Computer Software & Service 2.8%
First Data Corp.                          32,669       2,184,739
Microsoft Corp.*                          49,750       4,365,563
                                                     -----------
                                                       6,550,302
                                                     -----------
Electronic Components 1.6%
AMP, Inc.                                 96,000       3,684,000
                                                     -----------
Electronic Equipment 3.4%
L.M. Ericsson Telephone Co. Cl. B ADR    152,460       2,972,970
Motorola, Inc.                            50,600       2,884,200
Perkin-Elmer Corp.                        58,000       2,189,500
                                                     -----------
                                                       8,046,670
                                                     -----------
Office Equipment 6.5%
Hewlett-Packard Co.                       80,000       6,700,000
International Business Machines Corp.     59,800       5,486,650
Xerox Corp.                               21,800       2,986,600
                                                     -----------
                                                      15,173,250
                                                     -----------
Total Science & Technology                            49,741,784
                                                     -----------
Utility 2.3%
Telephone 2.3%
AT&T Corp.                                30,000    $  1,942,500
Air Touch Communications, Inc.*          123,800       3,497,350
                                                     -----------
                                                       5,439,850
                                                     -----------
Total Utility                                          5,439,850
                                                     -----------
Total Common Stocks (Cost $94,079,093)               234,647,063
                                                     -----------



                           Principal   Maturity
                             Amount       Date
Commercial Paper 1.8%
Beneficial Corp., 5.92%   $4,035,000   1/2/1996       4,035,000
                                                   ------------
Total Commercial Paper (Cost $4,035,000)              4,035,000
                                                   ------------
Total Investments (Cost $98,114,093)--102.3%        238,682,063
                                                   ------------
Other Assets, Less Liabilities--(2.3)%               (5,259,961)
                                                   ------------
Net Assets--100.0%                                 $233,422,102
                                                   ============
Federal Income Tax Information:
At December 31, 1995, the net unrealized
  appreciation of investments based on cost for
  Federal income tax purposes of $84,571,971
  was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of
  value over tax cost                              $155,282,441
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of
  tax cost over value                                (1,172,349)
                                                   ------------
                                                   $154,110,092
                                                   ============

* Nonincome-producing securities
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements

STATE STREET RESEARCH EXCHANGE FUND

Statement of Assets and Liabilities
December 31, 1995

Assets
Investments, at value (Cost $98,114,093) (Note 1)      $238,682,063
Receivable for securities sold                               99,504
Dividends and interest receivable                           335,615
                                                       ------------
                                                        239,117,182
Liabilities
Federal income tax payable                                4,069,573
Dividend payable                                            997,346
Accrued management fee (Note 2)                             285,630
Capital gain distribution payable                           156,686
Payable for fund shares redeemed                            113,112
Payable to custodian                                          9,500
Accrued transfer agent and shareholder services (Note
  2)                                                          5,555
Accrued trustees' fees (Note 2)                               5,061
Other accrued expenses                                       52,617
                                                       ------------
                                                          5,695,080
                                                       ------------
Net Assets                                             $233,422,102
                                                       ============
Net Assets consist of:
 Undistributed net investment income                   $     85,983
 Unrealized appreciation of investments                 140,567,970
 Shares of beneficial interest (Note 4)                  92,768,149
                                                       ------------
                                                       $233,422,102
                                                       ============
Net Asset Value per share
($233,422,102 / 879,362 shares of beneficial
  interest)                                            $     265.44
                                                             ======

Statement of Operations
For the year ended December 31, 1995

Investment Income
Dividends, net of foreign taxes of $5,272               $ 4,319,102
Interest                                                    148,684
                                                        -----------
                                                          4,467,786
Expenses
Management fee (Note 2)                                   1,078,699
Custodian fee                                                70,312
Trustees' fees (Note 2)                                      32,460
Audit fee                                                    24,105
Transfer agent and shareholder services (Note 2)             16,777
Reports to shareholders                                       7,163
Legal fees                                                    5,525
Miscellaneous                                                26,967
                                                        -----------
                                                          1,262,008
                                                        -----------
Net investment income                                     3,205,778
                                                        -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)         26,724,341
Provision for federal income tax                         (4,069,573)
                                                        -----------
                                                         22,654,768
Net unrealized appreciation of investments               33,669,225
                                                        -----------
Net gain on investments                                  56,323,993
                                                        -----------
Net increase in net assets resulting from operations    $59,529,771
                                                        ===========


The accompanying notes are an integral part of the financial statements

STATE STREET RESEARCH EXCHANGE FUND

Statement of Changes in Net Assets

                                          Year ended December 31
                                           1995           1994
Increase (Decrease) in Net Assets
Operations:
Net investment income                 $  3,205,778    $  3,643,898
                                      ------------    ------------
Net realized gain on investments*       26,724,341      19,577,484
Provision for federal income tax        (4,069,573)     (4,654,368)
                                      ------------    ------------
                                        22,654,768      14,923,116
                                      ------------    ------------
Net unrealized appreciation
  (depreciation) of investments         33,669,225     (16,465,650)
                                      ------------    ------------
Net increase resulting from
  operations                            59,529,771       2,101,364
                                      ------------    ------------
Dividends from net investment
  income                                (3,378,495)     (3,661,288)
                                      ------------    ------------
Distribution from net realized
  gains                                   (236,946)           --
                                      ------------    ------------
Share transactions:
Net asset value of shares issued in payment of:
 Distribution from net realized
   gains                                    80,260            --
 Dividends from net investment
   income                                  847,325         554,363
Cost of shares repurchased             (18,569,970)     (9,997,643)
                                      ------------    ------------
Net decrease from fund share
  transactions                         (17,642,385)     (9,443,280)
                                      ------------    ------------
Total increase (decrease) in net
  assets                                38,271,945     (11,003,204)
Net Assets
Beginning of year                      195,150,157     206,153,361
                                      ------------    ------------
End of year (including
  undistributed net investment
  income of $85,983 and $258,700,
  respectively)                       $233,422,102    $195,150,157
                                      ============    ============
Number of shares:
Issued upon reinvestment of:
 Distribution from net realized
   gains                                       302            --
 Dividends from net investment
   income                                    3,354           2,727
Repurchased                                (80,284)        (48,387)
                                      ------------    ------------
Net decrease in fund shares                (76,628)        (45,660)
                                      ------------    ------------
* Net realized gain for Federal
  income tax purposes
  (Note 1)                            $ 11,864,297    $ 13,298,196
                                      ============    ============

Notes to Financial Statements
December 31, 1995

Note 1

State Street Research Exchange Fund, formerly State Street Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust, formerly State Street Exchange Trust (the "Trust") which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Exchange Fund, Inc., a Massachusetts corporation. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long- term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.
A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. Federal Income Taxes

No provision for Federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays Federal income taxes thereon on behalf of the shareholders.

C. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

The accompanying notes are an integral part of the financial statements

STATE STREET RESEARCH EXCHANGE FUND

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to shares of beneficial interest.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $32,460 during the year ended December 31, 1995.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1995, the amount of such expenses was $4,225.

Note 3

For the year ended December 31, 1995, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $18,117,874 representing redemptions in kind, aggregated $24,911,540 and $48,670,480, respectively.

Note 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1995, the Adviser owned 13,766 shares of the Fund.

Financial Highlights
For a share outstanding throughout each year:

                                                                           Year ended December 31
                                                              1995       1994      1993      1992       1991
Net asset value, beginning of year                          $ 204.13  $ 205.81  $ 205.98  $ 198.84    $ 156.56
Net investment income                                           3.63      3.79      3.47      3.28        3.43
Net realized and unrealized gain (loss) on investments*        61.75     (1.67)     (.24)     7.06       42.36
Dividends from net investment income                           (3.80)    (3.80)    (3.40)    (3.20)      (3.51)
Distribution from net realized gains                            (.27)       --        --        --          --
                                                              ------     -----     -----     -----     -------
Net asset value, end of year                                $ 265.44  $ 204.13  $ 205.81  $ 205.98    $ 198.84
                                                              ======    ======    ======    ======      ======
Total return+                                                  34.44%     3.44%     4.88%     6.75%      29.97%
Net assets at end of year (000s)                            $233,422  $195,150  $206,153  $209,922    $211,721
Ratio of operating expenses to average net assets               0.58%     0.57%     0.62%     0.59%       0.60%
Ratio of net investment income to average net assets            1.49%     1.80%     1.65%     1.63%       1.89%
Portfolio turnover rate                                        11.67%    16.31%    22.10%    10.68%       8.21%
*After provision for Federal tax on retained capital
  gains at end of year of                                   $   4.64  $   4.88  $   6.79  $   2.94    $    .88

+ Total return figures do not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants

To the Trustees of State Street Research Exchange Trust
(formerly State Street Exchange Trust) and
Shareholders of State Street Research Exchange Fund
(formerly State Street Exchange Fund):

We have audited the accompanying statement of assets and liabilities of State Street Research Exchange Fund, formerly State Street Exchange Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Exchange Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assts for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 2, 1996

STATE STREET RESEARCH EXCHANGE FUND

Management's Discussion of Fund Performance

1995 was an outstanding year for the stock market, and Exchange Fund shared in this good fortune. Large-capitalization, quality stocks--the same type of stocks that make up much of the Fund's portfolio--generally led the market in the past year. Stocks also benefited from significant merger and acquisition activity.

Exchange Fund's performance benefited from positions in several key areas. Health-care stocks came back to life after two years of disappointment. Technology stocks enjoyed their second year of strong performance. Positions in oil and aerospace stocks also performed quite well for the portfolio. Utilities and insurance stocks underperformed for the Fund.

December 31, 1995

The Standard & Poor's 500 Composite index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

Comparison Of Change In Value Of A $10,000
Investment In Exchange Fund and The S&P 500
[Line Chart Data]
Average Annual Total Return
1 Year     5 Years     10 Years
+34.44%    +15.14%      +13.95

    Exchange Fund    S&P 500
1/86    10000         10000
12/86   11687         11867
12/87   12348         12490
12/88   14554         14558
12/89   19517         19163
12/90   18244         18567
12/91   23713         24212
12/92   25313         26054
12/93   26549         28674
12/94   27462         29051
12/95   36921         39955

STATE STREET RESEARCH EXCHANGE FUND

Fund Information, Officers and Trustees of State Street Research Exchange Trust

Fund Information
State Street Research
Exchange Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Thomas P. Moore, Jr.
Vice President

Kennard Woodworth, Jr.
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

State Street Research Exchange Fund
One Financial Center
Boston, MA 02111


Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[State Street Reasearch Logo]

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U.S. Postage
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This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER:  3006-960220(0397)SSR-LD
Cover Illustration by Dorothy Cullinan  EX-400E-296